EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of September 30, 2008 in connection with that certain Credit Agreement, dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC (“SWMP”), RENEGY, LLC (“Renegy”), RENEGY TRUCKING, LLC (together with Renegy and SWMP, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and COBANK, ACB, as administrative agent for the Lenders, as letter of credit issuer, collateral agent and as a Lender, as amended (as further amended from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.

WHEREAS, the Borrowers have requested that the Required Lenders agree to amend the Credit Agreement in certain respects as set forth herein.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Credit Agreement is hereby amended as follows:

(a) The definition of “Date Certain” in the Credit Agreement is amended to read in full as follows:

“Date Certain” means December 31, 2008.

(b) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-1 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-1 to this Agreement.

(c) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-2 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-2 to this Agreement.

2. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the undersigned Lender as follows:

(a) The representations and warranties made by the Borrowers in Article 4 of the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) No Material Adverse Effect has occurred and is continuing.

3. Effect of Agreement. This Agreement, together with each exhibit referred and attached hereto, constitutes the entire and only understanding and agreement among the parties, and supersedes all proposals, oral or written, all negotiations, conversations or discussions among the parties, with respect to the subject matter hereof. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent.

4. Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to rules of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

6. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

7. Counterparts. This Agreement may be executed in multiple originals and by counterpart.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS HEREOF, the parties have caused this Eighth Amendment to Credit Agreement to be duly executed by their officers duly authorized as of the date first above written.

SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
as Borrower

By: /s/ Robert M. Worsley

Robert M. Worsley

Manager

RENEGY, LLC,

as Borrower

By: /s/ Robert M. Worsley

Robert M. Worsley

Manager

RENEGY TRUCKING, LLC,

as Borrower

By: /s/ Robert M. Worsley

Robert M. Worsley

Manager

COBANK, ACB,

as Administrative Agent and a Lender

By: /s/ Dale Keyes

Dale Keyes Vice President, Energy Banking Group

Exhibit I-1

TERM LOAN AMORTIZATION SCHEDULE

LOAN AMOUNT = $9,301,890.00

Quarter	Payment Date	New %	New Amount
1	01/01/2009	4.363449%	$405,883.23

2	04/01/2009	4.410878%	$410,295.03

3	07/01/2009	4.458915%	$414,763.34

4	10/01/2009	4.507567%	$419,288.91

5	01/01/2010	4.556843%	$423,872.50

6	04/01/2010	4.606751%	$428,514.88

7	07/01/2010	4.657299%	$433,216.84

8	10/01/2010	4.708497%	$437,979.18

9	01/01/2011	4.760352%	$442,802.69

10	04/01/2011	4.812874%	$447,688.20

11	07/01/2011	4.866071%	$452,636.54

12	10/01/2011	4.919952%	$457,648.55

13	01/01/2012	4.974527%	$462,725.07

14	04/01/2012	5.029806%	$467,866.98

15	07/01/2012	5.085796%	$473,075.14

16	10/01/2012	5.142508%	$478,350.46

17	01/01/2013	5.199952%	$483,693.82

18	04/01/2013	5.250111%	$488,359.54

19	07/01/2013	5.309535%	$493,887.12

20	10/01/2013	5.369740%	$499,487.32

21	01/01/2014	3.008578%	$279,854.66

Exhibit I-2

RENEGY PRINCIPAL PAYMENTS

LOAN AMOUNT = $1,492,123.00

Quarter	Payment Date	New %	New Amount
1	01/01/2009	4.4329424%	$77,412.40

2	04/01/2009	4.5121812%	$78,594.74

3	07/01/2009	4.5928365%	$79,798.22

4	10/01/2009	4.6749334%	$81,023.21

5	01/01/2010	4.7584979%	$82,270.09

6	04/01/2010	4.8435560%	$83,539.26

7	07/01/2010	4.9301346%	$84,831.12

8	10/01/2010	5.0182607%	$86,146.07

9	01/01/2011	5.1079622%	$87,484.53

10	04/01/2011	5.1992670%	$88,846.91

11	07/01/2011	5.2922039%	$90,233.64

12	10/01/2011	5.3868020%	$91,645.16

13	01/01/2012	5.4830911%	$93,081.91

14	04/01/2012	5.5811014%	$94,544.35

15	07/01/2012	5.6808635%	$96,032.92

16	10/01/2012	5.7824090%	$97,548.10

17	01/01/2013	5.8857695%	$99,090.37